UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
April 20, 2005

COMMISSION FILE NUMBER 1-10006

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)	(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 20, 2005, Frozen Food Express Industries, Inc. entered into a definitive agreement with Life Settlements Corporation where under the Registrant agreed to sell a one-half interest in one of it's life insurance investments for $6.1 million.  The form of the agreement is filed herewith as exhibit 10.1 and a news release dated April 25, 2005 is filed herewith as exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(c) EXHIBITS

Exhibit No.	Exhibit Title
10.1	Form of Purchase Agreement and Absolute Assignment of Life Insurance Policy between the Registrant and Life Settlement Corporation d/b/a Peachtree Life Settlements
99.1	News release dated April 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.

Dated: April 26, 2005	By:	/s/ Thomas G. Yetter
Thomas G. Yetter Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
10.1	Form of Purchase Agreement and Absolute Assignment of Life Insurance Policy between the Registrant and Life Settlement Corporation d/b/a Peachtree Life Settlements
99.1	News release dated April 25, 2005.